UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 2, 2009

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Effective October 2, 2009, Lexmark International, Inc. (the “Company”) entered into a Sixth Amendment to the Amended and Restated Receivables Purchase Agreement (“RPA”) dated as of October 8, 2004, by and among Lexmark Receivables Corporation (“LRC”), as Seller, Gotham Funding Corporation (“Gotham”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTM”), as Program Agent, an Investor Agent and a Bank, and the Company, as Collection Agent and Originator.  The Sixth Amendment to the RPA extends the Facility Termination Date under the RPA with respect to Gotham, and the Commitment Termination Date under the RPA with respect to BTM to October 1, 2010.  In addition, the Sixth Amendment amends the definition of Applicable Margin to 2.5% from 1.5%.  The Sixth Amendment to the RPA also amends certain representations and warranties of LRC and the Company consistent with the extension of the RPA.

On October 2, 2009, the Company also entered into a Seventh Amendment to the Purchase and Contribution Agreement (“PCA”) dated as of October 22, 2001, by between the Company, as Seller, and LRC, as Purchaser.  The Seventh Amendment to the PCA amends certain representations and warranties of LRC and the Company to conform to changes made in the Sixth Amendment to the RPA.

Other than the changes discussed above, no material changes were made to either the RPA or the PCA.  As of the filing date of this Current Report, there were no secured borrowings under the RPA.

Item 9.01.  Financial Statements and Exhibits
(d)	Exhibits
	Exhibit No.	Description of Exhibit
10.1
Amendment No. 6 to Receivables Purchase Agreement, dated as of October 2, 2009, by and among Lexmark Receivables Corporation, as Seller, Gotham Funding Corporation, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Program Agent, an Investor Agent and a Bank, and the Company, as Collection Agent and Originator.

	10.2	Amendment No. 7 to Purchase and Contribution Agreement, dated as of October 2, 2009, by and between the Company, as Seller, and Lexmark Receivables Corporation, as Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

October 2, 2009	By:	/s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1
Amendment No. 6 to Receivables Purchase Agreement, dated as of October 2, 2009, by and among Lexmark Receivables Corporation, as Seller, Gotham Funding Corporation, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Program Agent, an Investor Agent and a Bank, and the Company, as Collection Agent and Originator.

10.2	Amendment No. 7 to Purchase and Contribution Agreement, dated as of October 2, 2009, by and between the Company, as Seller, and Lexmark Receivables Corporation, as Purchaser.